Exhibit 77Q1(a)

Articles of Amendment of American Century Asset Allocation Portfolios, Inc. dated June 30, 2015, filed as Exhibit a8 to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant filed on Form N-1A on July 7, 2015, File No. 333-116351, and incorporated herein by reference.